                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           BAKER, FENTRESS & COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                           BAKER, FENTRESS & COMPANY

                               Established 1891

                                                             [December 1], 1998

Fellow Shareholders:

  Baker, Fentress & Company will hold a Special Meeting of Shareholders on December 30, 1998. The purpose of the meeting is to vote on some important proposals affecting the Company. This letter summarizes the proposals in a question and answer format. The attached proxy statement discusses each of the proposals in detail and we encourage you to read it in its entirety.

WHY IS BAKER FENTRESS SENDING ME THIS PROXY STATEMENT?

  Investment companies are required to obtain shareholders' approval for certain types of changes. As a shareholder, you have the right to vote on major policy decisions, such as those included here. The proxy statement explains the changes, why we want to make them, and what we think the consequences will be.

WHAT ARE THE CHANGES THE BOARD OF DIRECTORS IS ASKING ME TO VOTE ON?

  The Board of Directors is asking you to:

  . Approve a new incentive compensation plan that will let the Company and Levco (the Company's wholly-owned subsidiary) compensate their employees with Company and Levco stock options and other types of stock-based awards, as well as cash;

  . Let the Company make loans to employees of Levco and the Company in connection with the new compensation plan; and

  . Approve a revised Portfolio Management Agreement between John A. Levin & Co., Inc. and the Company, to take into account the changes that will be made by the new compensation plan.

WHY IS THE COMPANY PROPOSING THESE CHANGES?

  Our investment in Levco gives us a foothold in the financial services industry. As we have discussed in the past, Levco is seeking to add investment professionals with expertise in different investment strategies, as well as marketing and client servicing professionals. However, the competition in the financial services industry for the most talented people is intense. Experience has clearly taught us that one element in attracting talented employees is the ability to offer stock options and other types of stock-based awards. In fact, most American corporations, particularly in the financial services industry, compensate key employees and executives with both stock and cash.

  We are asking shareholders to approve the new compensation plan so that Levco can attract and retain talented professionals with competitive compensation. The new compensation plan would allow the Company and Levco to offer compensation based on the Company's stock and/or Levco's stock, in addition to the cash incentive and other performance-based compensation that Levco is now able to offer under the Bonus Plan that shareholders approved at the time of the Levco acquisition. THE COMPANY IS FIRMLY CONVINCED THAT PROVIDING APPROPRIATE INCENTIVE PAY, INCLUDING PAY BASED ON STOCK, IS CRUCIAL FOR THE COMPANY AND LEVCO TO ATTRACT AND KEEP THE KIND OF PEOPLE WHO HAVE THE POTENTIAL TO CREATE ADDITIONAL VALUE FOR THE COMPANY'S SHAREHOLDERS.

  The proposed plan permits the Company and Levco to lend money to participants to give them the cash needed to exercise any stock option, purchase Company or Levco stock, or make any other payment in connection with the proposed plan. One of the Company's investment restrictions might be interpreted to prevent these loans, so the Company is proposing to amend the restriction expressly to permit them.

  Finally, the Board of Directors is proposing a revised Portfolio Management Agreement between the Company and John A. Levin & Co., Inc. The revised agreement would not affect the Company's investments and would not involve a change in the personnel providing the advisory services to the Company. We have revised the existing agreement only to describe the potential indirect compensation that the Adviser might receive through the receipt of compensation by its officers and employees under the proposed plan.

HOW WILL THE NEW PLAN AFFECT MY INTEREST IN BAKER FENTRESS?

  The Company will issue stock under the new plan to employees of the Company and Levco, at a price that will almost certainly be less than either net asset value or market value of the stock. As a result, the market and net asset value of each share of the Company's stock you own will decrease. Put in other words, the new plan will dilute the market and net asset value of each share of the Company you own because each share of the Company's stock will represent a smaller interest in the Company. We talk about this in more detail in the proxy statement at page 7.

  We think the new plan will help us hire and keep the best people, and that their interests will be the same as yours because they, too, will be shareholders of the Company. We believe the new plan gives us the potential to develop Levco's business so that the value created for us as shareholders outweighs any dilution that will result under the plan.

WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED?

  Each of these proposals will become effective immediately upon approval by shareholders.

HOW DO THE BOARD MEMBERS RECOMMEND THAT I VOTE?

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS ON THE ENCLOSED PROXY CARD.

WHAT IF I HAVE QUESTIONS?

  If you have questions about any of these proposals, call the Company at 1-800-BKF-1891, or Corporate Investor Communications, Inc. at 1-201-896-1900.

     James P. Gorter                                        John A. Levin
     Chairman of the Board                                  President

                           BAKER, FENTRESS & COMPANY

                               Established 1891

SUITE 3510 . 200 WEST MADISON STREET . CHICAGO, ILLINOIS 60606 . (800) BKF-
1891

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 30, 1998

Fellow Shareholders:

  A special meeting of the shareholders of Baker, Fentress & Company, a Delaware corporation, will be held at the offices of Baker, Fentress & Company, 200 West Madison Street, Suite 3510, Chicago, Illinois 60606, on December 30, 1998, at 11:00 a.m., Chicago time, for the following purposes:

  1. To approve the Baker, Fentress & Company 1998 Incentive Compensation
     Plan;

  2. To amend the Company's fundamental investment restriction with respect to making loans;

  3. To approve a revised Portfolio Management Agreement between the Company and John A. Levin & Co., Inc.; and

  4. To transact such other business as may properly come before the meeting.

  Only shareholders of record at the close of business on November 18, 1998, the record date for this proxy solicitation, are entitled to notice of and to vote at the Special Meeting, or at any postponements or adjournments of that meeting.

                                 By Order of the Board of Directors
                                 James P. Koeneman
                                 Secretary

Chicago, Illinois
December 1, 1998

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN, AND RETURN IT IN THE ENCLOSED ENVELOPE. PLEASE MAIL YOUR PROXY CARD PROMPTLY TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Approval of Baker, Fentress & Company 1998 Incentive Compensation Plan.....   1
  Background and Purposes of the Proposed Plan.............................   1
  Summary of the Proposed Plan.............................................   2
    Plan Description.......................................................   2
    Proposed Plan Administration and Specifications........................   2
    Types of Awards Permitted by the Proposed Plan.........................   4
    Operation of the Proposed Plan.........................................   6
    Potential Dilution Resulting from the Proposed Plan....................   7
    Amendment/Termination..................................................   8
  Proposed Plan Effective Date and Shareholder Approval....................   8
  Federal Income Tax Consequences..........................................   8
  Amount of Proposed Plan Benefits.........................................   9
Amendment of Fundamental Investment Restriction............................  10
Approval of Revised Portfolio Management Agreement.........................  10
  Background and Reasons for the Revised Portfolio Management Agreement....  10
  Summary of the Revised Agreement.........................................  11
    Terms of the Revised Agreement.........................................  11
    Advisory Fees..........................................................  11
  The Board's Determination................................................  11
  Ownership and Management of the Adviser..................................  12
  Directors and Officers of the Adviser....................................  13
Interests in Stock.........................................................  14
Executive Officers.........................................................  15
Compensation...............................................................  16
  Summary Compensation Table...............................................  16
  Employment Contracts.....................................................  17
  Pension Plan.............................................................  17
  Directors' Compensation..................................................  17
  Compensation Committee Report on Executive Compensation..................  18
Comparison of Five Year Cumulative Total Returns...........................  19
Other Matters..............................................................  19
Proxy Solicitation; Voting; Adjournment....................................  20
Available Information......................................................  21

                           BAKER, FENTRESS & COMPANY

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 30, 1998

                                PROXY STATEMENT

-------------------------------------------------------------------------------

  The Board of Directors of the Company is soliciting proxies from shareholders for use at the Special Meeting of shareholders that will be held on December 30, 1998 and at any adjournment of that meeting.

  This proxy statement describes each of the matters on which the Board is asking shareholders to vote. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THESE PROPOSALS.

    APPROVAL OF BAKER, FENTRESS & COMPANY 1998 INCENTIVE COMPENSATION PLAN

-------------------------------------------------------------------------------

BACKGROUND AND PURPOSES OF THE PROPOSED PLAN

  In June 1996, the Company acquired John A. Levin & Co., Inc. (called "the Adviser" in this proxy statement) and its two subsidiaries. For ease of management, the Company created Levin Management Co., Inc. (called "Levco" in this proxy statement) to provide general management and administrative services to the Adviser and the Adviser's subsidiaries. Since the acquisition, the Company and Levco have operated the Levin Management Co., Inc. and Subsidiaries Key Employee Incentive Plan (the "Old Plan"), which was approved by the Company's shareholders in June 1996. Under the Old Plan, key officers and employees of Levco may receive bonuses, in cash, that are determined by their performance and/or the performance results of Levco or the Adviser. The Compensation Committee of the Board administers the Old Plan, selects the officers and key employees who will participate in the Old Plan, and determines the amount of the bonus or bonus pool.

  For the past year, as part of its overall growth plan, Levco has actively been seeking to attract investment professionals who could enhance the Adviser's product line. In the course of seeking to attract such people, Levco's inability to award stock options and other stock-based compensation has significantly disadvantaged Levco, because a large number of the top asset management firms in the U.S. provide some form of equity-based compensation to their top managers, analysts, marketing professionals and other important personnel.

  To address this problem, the Board engaged a leading national compensation consultant to assist it in the design of a new incentive compensation program. On November 4, 1997, the Board approved the 1998 Incentive Compensation Plan (the "Proposed Plan") that the consultant had proposed. If the Company's shareholders approve the Proposed Plan, it will replace the Old Plan, although Levco will pay any cash incentives previously granted under the Old Plan.

  The purpose of the Proposed Plan is to help the Company and its subsidiaries/1/ attract, retain, motivate and reward high-quality executives and employees to provide services to the Company and/or its subsidiaries. The Proposed Plan will also help people participating in the Proposed Plan to acquire or increase their ownership of stock in the Company and/or its subsidiaries to strengthen the mutuality of interests between participants and shareholders of the Company. The Proposed Plan is designed to provide participants with annual and long-term performance incentives so that they are motivated to expend their maximum efforts in the creation of shareholder
--------
/1/The Proposed Plan covers the Company and its subsidiaries, excluding
  Consolidated-Tomoka Land Co., which has its own compensation plans. At this time, the only subsidiaries the Company has that will participate in the Proposed Plan are the Levco Companies.

value. The Board has designed the Proposed Plan so that the Company will meet all of the requirements under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), to enable the Company to deduct the cost of awards.

  The Board believes that adoption of the Proposed Plan and the grant of awards in accordance with the terms of the Plan is in the best interests of the Company and its shareholders.

SUMMARY OF THE PROPOSED PLAN

  The text of the Proposed Plan is attached to this Proxy Statement as Appendix A. The information below is only a summary and is qualified in its entirety by reference to the Proposed Plan.

 PLAN DESCRIPTION

  The Proposed Plan would:

  . permit the Company to pay its officers and employees, and permit Levco to pay its officers and employees, in common stock of the Company or common stock of Levco, including through stock options, restricted stock grants and stock appreciation rights;

  . permit the Company and Levco to repurchase their securities from participants in the Proposed Plan;

  . permit the Company and Levco to pay their officers and employees based on their individual performance, or on the performance of a group of people, or on some part or all of the performance of the Company or Levco as a whole;

  . permit the Company and Levco to lend money to participants in the Proposed Plan to help them purchase the securities of the Company and Levco that are awarded under the Proposed Plan; and

  . require the Company to pay a part of the compensation of its outside directors with stock options.

  The Proposed Plan will become effective immediately upon approval by the Company's shareholders. The Board will terminate the Old Plan after the end of Levco's fiscal year ended December 31, 1998, although participants in the Old Plan will receive bonus awards that Levco had awarded for 1998 sometime during the first quarter of 1999.

  The Company and Levco have applied for an order from the Securities and Exchange Commission permitting implementation of the Proposed Plan (which would not otherwise be permissible under the Investment Company Act of 1940 (the "1940 Act") and expect the Commission to enter the order on or about December 22, 1998. If the Company and Levco do not receive the order prior to the date of the meeting, the Company will adjourn the meeting. The Proposed Plan will last five years and the Company can continue the Proposed Plan beyond that date only if shareholders approve it again and if the SEC provides exemptive relief to permit its continuation. If shareholders do not approve the Proposed Plan, the Old Plan will continue through December 31, 2000. See discussion below under Proposed Plan Effective Date and Shareholder Approval.

 PROPOSED PLAN ADMINISTRATION AND SPECIFICATIONS

  A committee of the Board will administer the Proposed Plan. Two or more directors of the Company who are not interested persons of the Company or Levco and who are (i) "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and (ii) "outside directors" as defined under Section 162(m) of the Code will compose the Committee. The Company expects that the members of the Compensation Committee will be the members of the Committee. Currently, the Compensation Committee is composed of three of the Company's seven non-interested directors (Mr. Addy, Mr. Peterson and Mr. Springer), each of whom is both a non-employee director and an outside director of the Company.

  The Committee will have general responsibility to ensure that the Proposed Plan is operated in a manner that serves the best interests of the Company's shareholders. Prior to making any decisions to grant Awards, but at least annually, the Committee will review the potential impact that the grant, exercise or vesting of Awards could have on the Company's earnings and net asset value per share. The Committee will also maintain adequate procedures and records relating to that review. The Proposed Plan grants the Committee the authority to take steps to ensure that neither the grant nor the exercise or vesting of Awards would have an effect contrary to the interests of the Company's shareholders. This authority will include the authority to prevent or limit the grant of additional Awards. However, once the Committee grants an Award, the Committee cannot revoke it except with the consent of the person who has received the Award.

  The Proposed Plan permits the Committee to award performance-based compensation in cash and/or common stock of the Company and/or Levco (in the discussion below, each is referred to as an "Issuing Company"). The Proposed Plan permits the Committee to grant the following types of performance-based compensation:

  . non-qualified and incentive stock options;

  . stock appreciation rights (including freestanding and tandem stock appreciation rights);

  . restricted stock;

  . deferred stock;

  . bonus stock;

  . dividend equivalents;

  . annual incentive awards; and

  . long-term performance awards.

Each grant of performance-based compensation under the Proposed Plan is referred to individually as an "Award" and, collectively, as "Awards". The Awards are described more fully below.

  The Company will reserve and make available for use as Awards 10% of the Company's shares outstanding on the effective date of the Proposed Plan. The total number of shares of Levco stock available for use in Awards is just under 20% of Levco's outstanding stock on a fully diluted basis. The Committee will increase the number of shares of each Issuing Company available for use in Awards in proportion to any issuances of stock by that company not related to Awards. The Committee may also adjust the number and kind of shares available for use in Awards when certain corporate transactions occur which affect the price of the Company or Levco stock. For example, if the Company or Levco declares a dividend or distribution or announces a reorganization or merger, the Committee may adjust any or all of

  . the number and kind of shares that may be delivered in connection with the Awards;

  . the number and kind of shares by which annual per-person Award limitations are measured;

  . the number and kind of shares subject to or deliverable in respect of outstanding Awards; and

  . the exercise price, grant price or purchase price relating to any Award.

The Committee also has the authority to give participants cash or other property in lieu of a stock-based Award.

  The Committee may make grants under the Proposed Plan only to the Company's directors, officers, and employees and any eligible subsidiary's officers and employees. The people who receive grants under the Proposed Plan are referred to in this Proxy Statement individually as a "Participant" and collectively as "Participants". Currently, 16 directors, officers and employees of the Company and 20 officers and employees of Levco will be eligible to participate in the Proposed Plan. On November 11, 1998, the market value of common stock of the Company as quoted on the New York Stock Exchange was $17.9375. Levco stock is not publicly traded. At least quarterly, the Board determines the fair value of Levco Stock. The Board determines the value of Levco's stock based upon a variety of factors, including among other things, Levco's profitability and revenues, valuations of similarly-situated asset managers and expert advice from an investment banking firm. On November 11, 1998, the fair value of the common stock of Levco as determined in good faith by the Board was $52,500 per share.

  For each type of Award, the Proposed Plan limits the total number of shares that may be awarded to any single Participant in each year to 1,000,000 shares of Company stock and 1,000 shares of Levco stock. The Proposed Plan also limits the maximum dollar amount of cash that a Participant may earn under the Proposed Plan in a single year to $20 million. In addition, the Proposed Plan does not permit the grant of Awards to any Participant relating to more than 35% of the shares of Company stock or 35% of the shares of Levco stock reserved for issuance under the Proposed Plan. The Company does not believe that the amount of awards it will grant to any Participant would approach these limits.

 TYPES OF AWARDS PERMITTED BY THE PROPOSED PLAN

  The Proposed Plan is designed to be flexible and will permit the Committee to grant various types of Awards, subject to the limitations summarized below. The Company and Levco may not use all of the types of Awards permitted under the Proposed Plan.

  1. STOCK OPTIONS AND OTHER EQUITY-BASED COMPENSATION

  Stock Options. A stock option is the right to purchase one share of stock at a time in the future at a predetermined price (the "exercise price"). The Committee will be able to grant stock options (other than options to the outside directors, which are discussed separately below) to Participants, provided that the per share exercise price of each option is not less than the fair market value of a share of the Issuing Company's common stock on the date of the grant. However, the Committee may adjust the price to reflect certain corporate actions or, if the option is granted in lieu of cash compensation, discount the exercise price by the amount of cash compensation the Participant foregoes.

  The Committee will determine the circumstances under which a Participant may exercise a stock option in whole or in part, the methods by which the Participant may pay the exercise price, the form of payment (which may include cash, stock, other Awards or other property, including notes or other contractual obligations of Participants to make payment), and the methods by or forms in which the Company will deliver common stock or deem to deliver common stock to Participants.

  Stock options issued under the Proposed Plan will expire ten years from the date of the grant. Unless the Committee provides otherwise, options will expire immediately upon a Participant's termination of employment. If a Participant's employment is terminated because of the Participant's death, retirement or disability, the option will not immediately terminate. Instead, the holder of the option must exercise the option within one year, or before its expiration, ten years after the date of grant, whichever is earlier.

  Restricted Stock. The Proposed Plan permits the Committee to make grants of restricted shares of Company stock and/or Levco stock. Restricted Stock is stock given to a Participant, usually without the Participant having to make any payment in return, that is subject to restrictions on transferability, risk of forfeiture and other restrictions. A Participant who receives Restricted Stock will have all the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends, unless the Participant is limited by the terms of the Proposed Plan or any Award agreement relating to the Restricted Stock. During the period of restriction, the Participant may not sell, transfer, pledge, hypothecate, margin, or otherwise encumber the Restricted Stock. Except as the Committee otherwise determines, if a Participant's employment is terminated during the restriction period, the Participant will forfeit the Restricted Stock which the Issuing Company will reacquire.

  Stock Appreciation Rights. The Committee will be able to grant stock appreciation rights ("SARs") to Participants. An SAR is the right to receive, upon exercise, the difference between (i) the fair market value of one share of the Issuing Company's common stock on the date of exercise, and (ii) the SAR's grant price. The Committee will determine at the date of grant or thereafter, the circumstances under which a Participant may exercise an SAR in whole or in part, the method of exercise, the method and form of settlement, the method by or forms in which the Issuing Company's common stock will be delivered or deemed to be delivered to Participants, whether or not an SAR is granted as a Tandem Award (which is an Award that is combined with another Award, usually to provide an alternative form of compensation of comparable economic value), and any other terms and conditions of any SAR.

  SARs issued under the Proposed Plan will expire ten years from the date of the grant and, unless the Committee provides otherwise, will expire immediately upon a Participant's termination of employment. However, if a Participant's employment terminates because the Participant dies, retires or becomes disabled, the Award must be exercised within one year. The Proposed Plan treats the grant of an SAR the same as an issuance of a share of stock for purposes of determining the number of shares available for use under the Proposed Plan as long as that SAR is outstanding. When an SAR is settled, the Company will reduce the number of shares available under the Plan by an amount equal to the value of the Award paid to the Participant.

  Deferred Stock. The Proposed Plan authorizes the Committee to grant "Deferred Stock" to Participants. A grant of "Deferred Stock" is the right to receive an Issuing Company's common stock, cash, or a combination of stock or cash at the end of a time period specified by the Committee. At the end of the deferral period or, if permitted by the Committee, at the time elected by the Participant, the Company will deliver the Deferred Stock (or cash having an equal value, or a combination of cash and stock) to the Participant. Except as the Committee otherwise determines, if a Participant's employment is terminated during the applicable deferral period, the Participant will forfeit all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of a Participant).

  Bonus Stock. The Proposed Plan authorizes the Committee to grant Company stock and/or Levco stock as a bonus, or to grant such stock or other Awards in lieu of obligations to pay cash or deliver other property under the Proposed Plan or other plans or compensatory arrangements.

  Dividend Equivalents. Under the Proposed Plan, the Committee may grant "Dividend Equivalents" to a Participant. Dividend Equivalents entitle a Participant to receive cash, Company stock, Levco stock or other Awards equal in value to dividends paid for a specified number of shares of Company stock or Levco stock or in periodic payments.

  2. ANNUAL INCENTIVE AND PERFORMANCE AWARDS

  The Proposed Plan will permit the Committee to make annual incentive awards and performance awards. The Company may pay Awards in cash, other Awards or Company stock and/or Levco stock. To the extent that the Company pays annual incentive awards and performance awards in cash, they will be very similar to bonuses paid under the Old Plan. The grant, exercise and/or settlement of such Award will be contingent upon the achievement of pre-established performance goals, unless the Committee determines that a performance award or annual incentive award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m). (Code Section 162(m) provides that compensation in excess of $1 million to certain officers of a public company is not deductible for income tax purposes unless it qualifies as "performance-based compensation.") The Committee will establish a targeted level or levels of performance measured by one or more of the following business criteria:

  . earnings per share; revenues;

  . cash flow; return; economic value added;

  . operating margin; net income; pretax earnings; pretax operating earnings;
    operating earnings;

  . total shareholder return; performance of managed funds; increase in market share or assets under management;

  . reduction in costs; increase in the fair market value of Company stock or Levco stock; and

  . stated goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

These performance goals are objective and seek to meet the requirements of Code Section 162(m). The Committee will measure whether a Participant has achieved a performance goal over a performance period of one year for an annual incentive award, or up to ten years for a performance award. The Committee may reduce the amount paid to a Participant in connection with an annual incentive award or performance award, but may not increase the amount unless the Committee determines at the time of grant that the Award was not intended to qualify as "performance based compensation" for purposes of Code
Section 162(m).

  3. DIRECTOR OPTIONS

  Under the Proposed Plan the Company's non-interested directors will receive options on Company stock. The Company will grant each non-interested director a stock option (the "Initial Option") (i) on the date the Company's shareholders approve the Proposed Plan and (ii) after approval by the Company's shareholders of the Proposed Plan, on the effective date of any other non-interested director's initial election to the Board. The Company will grant another option (the "Annual Option") to each non-interested director at the close of business on the date of the Company's annual shareholder meeting (which normally occurs in April of each year). The Initial Option and the Annual Option collectively are referred to below as a "Director Option".

  The Initial Option granted to each non-interested director will cover 1,000 shares of Company Stock. The Annual Option will cover 250 shares of Company stock. These amounts are subject to adjustment for corporate transactions. The exercise price per share of a Director Option will be equal to 100% of the fair market value of a share of Company stock on the date of grant of the option. A Director Option will expire at the earlier of (i) ten years from the date of grant or (ii) three months after the date the non-interested director ceases to serve as a director of the Company for any reason. Non-interested directors may exercise a Director Option in three equal installments after each of the first, second, and third anniversaries of the date of grant.

  Over the five year life of the Proposed Plan, a non-interested director who does not exercise any of his or her options, will receive the following options, which he or she may exercise as shown below.

      DATE                     OPTIONS GRANTED TOTAL OPTIONS OPTIONS EXERCISABLE
      ----                     --------------- ------------- -------------------
      12/30/98................      1,000          1,000                0
      4/1999..................        250          1,250             333 1/3
      4/2000..................        250          1,500              750
      4/2001..................        250          1,750            1,250
      4/2002..................        250          2,000            1,500

 OPERATION OF THE PROPOSED PLAN

  Under the Proposed Plan, the Committee may grant Awards (except for Director Options) either alone or in addition to, in tandem with, or in substitution or exchange for any other Award or any award granted under another plan of the Company or its existing or future subsidiaries or any other right of a Participant to receive payment from the Company or any Company subsidiary. This flexibility is intended to provide the Committee with the ability to grant alternative forms of compensation to Participants at comparable economic values. If the Committee grants an Award in substitution or exchange for another Award or award, the Committee will require the Participant to surrender the other award for the new Award. In addition, the Committee may grant Awards in lieu of cash compensation. For example, the Committee could grant an Option with an exercise price of fair market value at the date of the grant minus the amount of cash surrendered by the Participant.

  Unless the Committee provides otherwise at the time of grant or amendment, a Participant may exercise or settle an Option, SAR, or grant of Restricted Stock or Deferred Stock in three equal installments after each of the first, second and third anniversaries of the date of grant (provided the Company, Levco or any of their subsidiaries continue to employ the Participant). Unless the Committee provides otherwise, an Option or SAR will expire immediately upon the termination of the Participant's employment with the Company, Levco, and their subsidiaries, except if the termination is because of death, disability or retirement. In that case, the Proposed Plan requires the Participant to exercise the Award within one year after termination (but not later than the maximum term of the Option or SAR).

  The Committee will determine the term of each Award. For any stock option or SAR the term will not exceed ten years (or such shorter term as may be required for an incentive stock option by the tax laws).

  The Proposed Plan contains provisions to prevent persons who are not Participants from holding Levco stock, unless Levco stock is then publicly traded. If a Participant proposes to transfer any shares of Levco stock to a third party and Levco stock is not publicly traded, the Participant must first offer the Company and Levco the right to buy the stock. If at any time an option relating to Levco stock is exercised, Restricted Stock relating to Levco stock vests, or any other Award is settled in Levco stock and Levco stock is not publicly traded, then the Participant will have the right, for 90 days, to require Levco or the Company to repurchase that stock at its then fair market value.

  With the Committee's consent and if shareholders approve the amendment to the Company's investment restriction on making loans, the Company and/or any Company subsidiary may lend money to a Participant (or arrange or guarantee a loan to a Participant) to give the Participant the cash needed to exercise any stock option, purchase Company stock or Levco stock, or make any other payment in connection with any Award, including the payment of taxes due in connection with any Award. The Participant will have to repay the loan and must secure his repayment with the Company stock and/or Levco stock to be acquired or other acceptable collateral. Furthermore, no loan may have a maturity of more than five years or bear interest at a rate below the "applicable federal rate" as defined in the Code.

  Generally, Participants may not transfer Awards to other persons except to a beneficiary upon a Participant's death or by will or the laws of descent and distribution. A Participant generally must exercise each Award during the Participant's lifetime. While the Committee will have the power to permit broader transfers, this authority is limited to facilitate estate planning purposes.

 POTENTIAL DILUTION RESULTING FROM THE PROPOSED PLAN

  The issuance of Company stock for use in Awards will result in each shareholder owning a smaller proportional interest in the Company than would be the case if the Company issued no additional shares. This means that if you approve the Proposed Plan, the Proposed Plan could have the effect of reducing the market value and net asset value of, or "diluting", your investment.

  To assist shareholders in understanding the dilutive effect of the Proposed Plan, the Company has prepared the following hypothetical illustrations. Under each illustration, the date of the Award is November 13, 1998. On that date, the net asset value of the Company was $20.570 a share.

  Hypothetical #1--Options Award

  . On November 13, 1998, the Company issues options to the officers and employees of the Company and Levco to purchase 1 million shares of the Company's stock.

  . The exercise price of each option is $17.625 a share (the market price of the Company's stock on November 13, 1998).

  . On the date the option-holders exercise the options, the Company's net asset value is $25.570 (i.e., the Company has assumed that the net asset value will increase by $5 from the date of the grant to the date of exercise)

  Under the above facts, the ability of the option-holder to exercise an option for $17.625 that is worth $25.570 would cause the net asset value of the Company's stock to decrease by $0.207 or 0.808% per share.

  Hypothetical #2--Restricted Stock Award

  .The Company awards 1 million shares of restricted stock of the Company on November 13, 1998.

  Under these facts, because the total number of shares of the Company outstanding would immediately increase on the date of the award, the net asset value of the Company would fall by approximately $0.535 a share or 2.601% per share. Unlike the Proposed Plan, this hypothetical does not take into account that the shares of restricted stock will not vest until three years after the date of the grant.

  The above illustrations do not reflect the exact amount of dilution that existing shareholders will experience if the Proposed Plan is approved. However, the Company has estimated the maximum amount it believes that the Proposed Plan will dilute shareholders' interests. The Company believes that if shareholders adopt the Proposed Plan, the maximum amount of dilution to the shareholders of the Company would be 9.09%. In other words, the Proposed Plan has the potential to reduce the value of a $100 investment in the company by $9.09. This assumes that (1) the Company enjoys a 10% average annual total return on its assets, (2) the discount of the Company's market price from net asset value remains constant, and (3) the Company issued all of the Company shares available under the Proposed Plan solely in grants of Restricted Stock without payment by the Participant and in addition to, rather than in lieu of, cash compensation. The Company believes that this amount is a "worst-case scenario" and is highly unlikely to occur. Although the Company expects that it will grant a significant percentage of the Company shares available under the Proposed Plan as grants of Restricted Stock, it believes that most of the Restricted Stock will be granted as part of a program to reduce cash compensation to Participants by a portion of the value of the Restricted Stock grant. The actual amount of dilution that will occur depends on several factors including (i) the type of Award granted and the times at which it is granted, (ii) when and to whom a tax benefit accrues and (iii) the assumed rate of return achieved by the Company.

  In any event, if the Proposed Plan is adopted and the Company and Levco are able to retain talented professionals, the Company's investment return may increase. A small increase in the investment return of the Company may offset the potential dilutive impact of the Proposed Plan on the Company's shares. There can be no assurance, however, that the retention of new professionals will result in enhanced performance or that the maximum dilutive impact of the Proposed Plan will not be greater than what is stated above.

 AMENDMENT/TERMINATION

  The Board may amend, alter, suspend, discontinue or terminate the Proposed Plan or the Committee's authority to grant Awards under the Proposed Plan without the consent of shareholders or Participants. However, any amendment or alteration to the Proposed Plan shall be subject to the approval of the Company's shareholders if federal or state law or regulation requires such approval. Neither the Board nor the Committee may take any action that would materially adversely affect the rights of a Participant under any previously granted or outstanding Award without the Participant's consent.

PROPOSED PLAN EFFECTIVE DATE AND SHAREHOLDER APPROVAL

  The Proposed Plan has been adopted by the Board and by the board of directors of Levco. If the Company's shareholders approve the Proposed Plan, the Board will terminate the Old Plan after the end of Levco's fiscal year ended December 31, 1998 and the Proposed Plan will become effective immediately upon approval by shareholders. The Board will review the Proposed Plan no less frequently than annually. Unless terminated or amended, during the fifth year of the Proposed Plan, the Board will resubmit the Proposed Plan to the Company's shareholders and the Commission for re-approval. Any Awards granted during this year will be contingent on shareholder approval and receipt of a Commission order. The Proposed Plan will continue in effect in the same manner for successive cycles of five years, subject to re-approval by the Company's shareholders and the Commission every five years, until amended or terminated by the Board.

FEDERAL INCOME TAX CONSEQUENCES

  Under current Federal tax law, the following are the Federal income tax consequences generally arising with respect to awards under the Proposed Plan. This discussion is intended for your information in considering how to vote on the proposals and not as tax guidance to Participants.

  Stock Options. The grant of an option or SAR will create no immediate tax consequences for the Participant, the Company or Levco. A Participant will not recognize taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the Participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the Participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable shares received.

  Upon a disposition of shares acquired upon exercise of an incentive stock option before the end of the applicable incentive stock option holding periods (two years after the date of grant and one year after the date of exercise), the Participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price, or (ii) the amount realized upon the disposition of the incentive stock option shares minus the exercise price. Otherwise, a Participant's disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) or SAR generally will result in long-term or short-term capital gain or loss (depending on whether you held the shares for more than one year or not) measured by the difference between the sale price and the Participant's tax basis in such shares (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option or SAR).

  Either the Company or Levco generally will be entitled to a tax deduction equal to the amount of ordinary income recognized by the Participant in connection with an option or SAR. Neither generally would be entitled to a tax deduction relating to amounts that represent a capital gain to a Participant. Accordingly, neither will be entitled to any tax deduction with respect to an incentive stock option if the Participant holds the shares for the incentive stock option holding periods prior to disposition of the shares.

  Cash Awards. Cash awards will be included in income at the time of receipt and will be subject to tax at ordinary income tax rates. Any awards that are properly deferred under an applicable deferred compensation plan of the Company will be taxable when actually or constructively received under such plan's terms.

  Cash awards will generally be deductible by the Company when they are included in income by the recipient, provided that the awards constitute "qualified performance-based compensation" for purposes of Section 162(m), as described above, and also constitute reasonable compensation as determined for federal income tax purposes.

AMOUNT OF PROPOSED PLAN BENEFITS

  Because the Proposed Plan is new and would permit the Company and Levco to pay compensation on bases not previously permitted, the Company does not believe that it is possible to state the benefits which would have been received by or allocated to Participants if the Proposed Plan had been in effect last year. The Company will not make final decisions on Awards under the Proposed Plan until after the Company's shareholders approve the Proposed Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED PLAN.

                AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION

-------------------------------------------------------------------------------

  The Board unanimously recommends that you approve an amendment to the Company's fundamental investment restriction relating to the making of loans. The Investment Company Act of 1940 (the "1940 Act") requires a registered investment company, like the Company, to have policies on certain subjects that only shareholders can change. These policies are often referred to as fundamental investment restrictions.

  The Company is asking you to approve a change to the fundamental investment restriction to permit the types of loans contemplated in the Proposed Plan. The current investment restriction regarding the making of loans states that:

    The Company may make loans of money and securities to other persons, including guarantees of obligations of companies in which the Company has or intends to acquire investments as may be permitted under the Investment Company Act of 1940 or pursuant to the issuance of an appropriate exemption order under that act, to the extent of not more than 33 1/3% of its assets [interpreted as total assets] (valued at time of making of loans), and may invest without limitation in short-term and publicly distributed obligations.

  This investment restriction does not specifically contemplate the loans permitted by the Proposed Plan. The Company is proposing this amendment to ensure that the Company may make these loans. The amendment will not involve any changes in the manner in which the Company is currently managed, except that the Company may make the loans described under "Operation of the Proposed Plan" in this proxy statement. As amended, the fundamental investment restriction would be as follows:

    The Company may make loans to the extent permitted by the Investment Company Act of 1940, the rules or regulations thereunder or applicable orders of the Securities Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS.

              APPROVAL OF REVISED PORTFOLIO MANAGEMENT AGREEMENT

-------------------------------------------------------------------------------

BACKGROUND AND REASONS FOR THE REVISED PORTFOLIO MANAGEMENT AGREEMENT

  The Board unanimously recommends that shareholders approve a revised Portfolio Management Agreement between the Company and the Adviser to take effect on the effective date of the Proposed Plan (the "Revised Agreement"). The 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by a majority of a company's outstanding voting securities. On June 27, 1996 (at the time the Company acquired the Levco companies), the shareholders of the Company approved the Portfolio Management Agreement between the Company and the Adviser (the "1996 Agreement"). The Adviser has managed the Company's portfolio of publicly-traded securities under the 1996 Agreement since the date of the acquisition. The 1996 Agreement had an initial term of two years, and the Board continued it for an additional one-year period on June 11, 1998.

  The Board is asking the shareholders to approve the Revised Agreement in connection with the adoption of the Proposed Plan. Awards granted to the employees of the Adviser or Levco, particularly of the Company's stock, could be construed as indirect compensation to the Adviser. This could be particularly true if the Company no longer wholly owns Levco. Because the 1996 Agreement between the Company and the Adviser does not describe this possible indirect compensation, the Board is asking shareholders to approve the Revised Agreement that would describe the potential indirect compensation that the Adviser could receive through Levco and its officers, directors and employees. The Revised Agreement does not otherwise differ in any material respect from the 1996 Agreement.

  The Board, including all of the directors who are not parties to the acquisition or interested persons of any such party, has approved the Revised Agreement and recommends it to the shareholders for their approval.

SUMMARY OF THE REVISED AGREEMENT

  The Revised Agreement is set forth in Appendix B to this Proxy Statement and should be referred to for a complete description of its provisions. This summary of the Revised Agreement is qualified in its entirety by reference to the Revised Agreement.

 TERMS OF THE REVISED AGREEMENT

  The Revised Agreement is identical to the 1996 Agreement except for the effective date, termination date and a new provision describing the potential indirect compensation that the Adviser could receive through Levco's and its officers, directors and employees pursuant to the Proposed Plan. Under the Revised Agreement and the 1996 Agreement, the Adviser furnishes continuing investment supervision to the Company with respect to the Company's publicly-traded securities portfolio. The Adviser is not responsible for the overall management of the Company's business affairs, which are managed by the Company's officers under the supervision of the Board. The Adviser is responsible for the cost of all executive and other personnel, office space, and office facilities necessary to perform its duties and obligations under the contract.

  Through its officers and employees, the Company will continue to manage its general business affairs. The Company will continue to be responsible for the cost of its brokerage, custodial, stock transfer, shareholder recordkeeping, dividend disbursing, bookkeeping, audit and legal services. The Company also will pay other expenses such as the cost of printing and distributing notices, proxy solicitation material, prospectuses, and shareholder reports to existing shareholders, bonds and taxes, insurance premiums, directors' fees, and maintaining the registrations and qualifications of the Company and its shares under federal and state laws.

  The Revised Agreement is for an initial term expiring two years from the date of shareholder approval. The Revised Agreement will continue from year to year thereafter only so long as such continuation is specifically approved at least annually by (1) either the Board or the vote of a majority of the Company's outstanding voting securities, and (2) a majority of the directors who are not interested persons of the Company or the Adviser, voting in person at a meeting called for the purpose of voting on such approval. The Board approved the Revised Agreement on September 10, 1998. The Board or a majority of the Company's outstanding shares may terminate the Revised Agreement, at any time, without penalty, upon thirty days' written notice. The Revised Agreement automatically terminates in the event of its "assignment" as defined in the 1940 Act.

 ADVISORY FEES

  For the Adviser's services as investment adviser to the Company's public portfolio, the Adviser receives from the Company a monthly fee, in arrears, based on the net assets at the end of the month of the Company's publicly-traded securities portfolio. The annual rate of fee paid by the Company, under the 1996 Agreement and the Revised Agreement, is 0.30% of the value of the assets of the Company managed by the Adviser. During the last fiscal year, the advisory fees paid to the Adviser by the Company were $1,536,578; those fees were $1,158,033 for the nine months ended September 30, 1998. The Company paid no other fees or payments to the Adviser.

  Because the Company, through Levco, is the sole owner of the Adviser, any profit resulting from the fees paid to the Adviser ultimately benefits the Company and its shareholders. Subject to the terms of the Revised Agreement, the Company's control over the Adviser will enable the Company to control the level of fees paid by the Company, including whether, or when, such fees would be increased. That control also enables the Company to prevent the Adviser from engaging in any activity that the Board considers to be detrimental to the Adviser's ability to carry out its duties to the Company or contrary to the best interests of the Company and its shareholders.

THE BOARD'S DETERMINATION

  In evaluating the Revised Agreement, the Board reviewed materials furnished by the Adviser and the Company. Those materials included information regarding the Adviser, and its affiliates, personnel, operations and financial condition. The materials also included information on the Proposed Plan. On September 10, 1998, the Board met to discuss the terms of the Revised Agreement. At that meeting, the Adviser's representatives made a presentation to the Board describing the Adviser's organization, personnel, operations, and investment strategy. Specifically, the representatives discussed the educational and employment backgrounds of the Adviser's portfolio managers, the long-term working relationship of the Adviser's team of investment professionals, the Adviser's investment process, including the Adviser's internal investment research capabilities and the Adviser's portfolio risk management strategies.

  During its deliberations, the Board considered the nature and quality of the services provided by the Adviser, the Adviser's portfolio management strategy, including the risk management and diversification aspects of this strategy, the Adviser's investment process, the Adviser's corporate culture, advisory and management fees paid by other clients of the Adviser and other institutional investors, anticipated benefits, if any, to the Adviser from its relationship with the Company including receipt of research from brokers furnished in connection with their execution of portfolio transactions for the Company, the Company's expense ratio as compared to that of other investment companies and the quality of the services provided to the Company.

  The management of the Company has informed the Board that it is investigating whether to transfer the management of the Company's business affairs including certain administrative responsibilities currently performed by employees of the Company, and management of the Company's private portfolio, to the Adviser. If the Board determines in the future that it is in the best interests of the Company to approve the transfer, the Company will ask shareholders to approve a revision to the Portfolio Management Agreement between the Company and the Adviser.

OWNERSHIP AND MANAGEMENT OF THE ADVISER

  The Adviser, a Delaware corporation, is an indirect, wholly-owned subsidiary of the Company. The Adviser manages the Company's portfolio of publicly-traded securities. The address of the Adviser and each of its officers is One Rockefeller Plaza, 19th Floor, New York, New York 10020. The portfolio managers of the Adviser have authority over the provision of investment management services and the chief executive officer is authorized to make all decisions relating to overall portfolio management, among other things.

  In addition to serving as investment adviser to the Company, the Adviser is also (i) an investment adviser to Levco Series Trust, an open-end investment company (the "Levco Fund"), (ii) an investment adviser with respect to a portion of the portfolio of the Vanguard Equity Income Fund, a registered open-end investment company (iii) an investment sub-adviser with respect to the entire portfolio of Allmerica Select Growth and Income Fund, a registered open-end investment company and (iv) an investment sub-adviser with respect to the entire portfolio of the MainStay Research Value Fund, a registered open-end investment company. Levco invests each of these investment companies in its core product of large cap equity stocks. The following summarizes the annual advisory fee rates currently payable to the Adviser by these funds:

NAME OF FUND                               TOTAL ASSETS     ANNUAL RATE OF COMPENSATION
------------                               ------------     ---------------------------
Levco Fund...............................  $15.1        0.85% of assets (a)
                                           million
Vanguard Equity Income Fund (b)..........  $415.6       0.40% of assets up to $100 million
                                           million      0.25% of assets from $101 to $300
                                                        million
                                                        0.30% of assets over $300 million
Allmerica Select Growth and Income Fund..  $589.9       0.30% of assets
                                           million
MainStay Research Value Fund.............  $13.5        0.425% of assets up to $249
                                           million      million 0.3825% of assets from
                                                        $250 to $500 million
                                                        0.34% of assets over $500 million

--------
(a) This fee is subject to an expense cap of 1.10%
(b) The fees in the chart represent the "basic fee" paid to Levco. Vanguard may adjust these fees upward or downward to reflect the investment performance of the portfolio relative to the return of the S&P 500 Index.

DIRECTORS AND OFFICERS OF THE ADVISER

  Shown below is a list of each current director and officer of the Adviser, his or her present position, age at November 24, 1998, and principal occupations during the last five years. Messrs. Levin and Gorter are also officers and directors of the Company. Mr. Kigner and Ms. Bibliowicz are also directors of the Company.

  John A. Levin, 60, Director, Chairman and Chief Executive Officer. Chairman and Chief Executive Officer of the Adviser and Levco since June 1996; prior thereto, President and Securities Analyst/Portfolio Manager of the Adviser.

  Jeffrey A. Kigner, 38, Director, Co-Chairman and Chief Investment Officer. Co-Chairman of the Adviser and Levco since July 1997 and Chief Investment Officer of the Adviser since September 1997; prior thereto, Executive Vice President of the Adviser, June 1996-June 1997; prior thereto, Securities Analyst/Portfolio Manager at the Adviser.

  Jessica M. Bibliowicz, 38, Director, President and Chief Operating Officer. President and Chief Operating Officer of the Adviser and Levco, since July 1997; prior thereto, Chairman and Chief Executive Officer of Smith Barney Mutual Funds Management, Inc., and Executive Vice President of Smith Barney, Inc., 1994-1997; prior thereto, Senior Vice President of Prudential Securities.

  Glenn A. Aigen, 36; Director, Vice President and Chief Financial Officer. Vice President and Chief Financial Officer of the Adviser and Levco since June 1996; prior thereto, Director of Operations of the Adviser from November 1993 to June 1996.

  James P. Gorter, 68, Director. Chairman of the Board of the Company; limited partner of Goldman Sachs & Co.

  Anson M. Beard, 62, Director. Director of the Adviser and Levco since July 1997; prior thereto, Managing Director at Morgan Stanley & Co.

  Carol L. Novak, 51, Vice President and Secretary. Vice President and Secretary of the Adviser and Levco since June 1996; prior thereto, Secretary and Treasurer of the Adviser.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REVISED PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND THE ADVISER.

                              INTERESTS IN STOCK

-------------------------------------------------------------------------------

  The table below shows, as of September 30, 1998, the number of shares of common stock of the Company and of its controlled affiliate, Consolidated-Tomoka Land Co., as to which each Board member and each named officer of the Company and all directors, and officers of the Company as a group, had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the respective companies. Mr. Levin is the only person that the Company knows owns more than 5% of the Company's stock as of September 30, 1998.

                             SHARES OF BAKER, FENTRESS & COMPANY
                         --------------------------------------------------
                                         POWER OVER
                                         VOTING OR
                                       DISPOSITION OF
                         OUTRIGHT     OTHER SHARES (A)     AGGREGATE
                         OWNERSHIP    ---------------- --------------------
                         OF SHARES    ALONE   SHARED    SHARES      PERCENT
                         ---------    ------ --------- ---------    -------
Frederick S. Addy.......     3,832       --        --      3,832      0.01%
Bob D. Allen............    34,174       --     42,536    76,710      0.20
Jessica M. Bibliowicz...     1,000       --        --      1,000      0.00
Eugene V. Fife..........     5,599       --        --      5,599      0.01
J. Barton Goodwin.......       --        --    694,292   694,292      1.85
James P. Gorter.........   117,836    21,805   491,590   631,231      1.69
David D. Grumhaus.......     7,282       --    497,270   504,552      1.35
Jeffrey A. Kigner.......   333,892       --        --    333,892      0.89
John A. Levin........... 3,656,560       --     43,874 3,700,434      9.88
Burton G. Malkiel.......       --        --     20,000    20,000      0.05
David D. Peterson.......    26,926       --        --     26,926      0.07
William H. Springer.....     5,000       --        --      5,000      0.01
Dean J. Takahashi.......     1,000       --        --      1,000      0.00
James P. Koeneman.......     1,326     1,230       454     3,010      0.01
Julie A. Heironimus.....       --        --         20        20      0.00
Scott E. Smith..........     1,658       --      3,655     5,313      0.01
                         ---------    ------ --------- ---------     -----
Directors and officers
 as a group (16
 persons)............... 4,196,085    23,035 1,793,691 6,012,811     16.06%(b)
                            SHARES OF CONSOLIDATED-TOMOKA LAND CO.
                         --------------------------------------------------
                                         POWER OVER
                                         VOTING OR
                                       DISPOSITION OF
                         OUTRIGHT     OTHER SHARES (A)     AGGREGATE
                         OWNERSHIP    ---------------- --------------------
                         OF SHARES    ALONE   SHARED    SHARES      PERCENT
                         ---------    ------ --------- ---------    -------
Bob D. Allen............    91,540(c)    --        --     91,540(c)   1.44%
J. Barton Goodwin.......       --        --        800       800      0.01
James P. Gorter.........     2,400       --      4,000     6,400      0.10
John A. Levin...........       --        --     36,844    36,844      0.58
David D. Peterson.......     4,000       --        --      4,000      0.06
                         ---------    ------ --------- ---------     -----
Directors and officers
 as a group (16
 persons)...............    97,940       --     41,644   139,584      2.19%

--------
Notes to Tables:
(a) Each person disclaims beneficial ownership of such shares.
(b) Number has been rounded.
(c) Includes 22,400 shares subject to options held by Mr. Allen that were exercisable within 60 days of September 30, 1998.

                              EXECUTIVE OFFICERS

-------------------------------------------------------------------------------

  The current executive officers of the Company are:

           NAME, AGE, AND PRINCIPAL OCCUPATION                                 YEAR FIRST
                  SINCE JANUARY 1, 1993                         OFFICE(A)       ELECTED
           -----------------------------------                  ---------      ----------
James P. Gorter--age 68                                      Chairman of the      1987
 Chairman of the Board of the Company; limited partner of         Board
 Goldman Sachs & Co.
John A. Levin--age 60                                      President and Chief    1996
 President and Chief Executive Officer of the Company and   Executive Officer
 Chairman and Chief Executive Officer of Levco and the
 Adviser since June 1996; prior thereto, President and
 Securities Analyst/Portfolio Manager at John A. Levin &
 Co., Inc.
James P. Koeneman--age 50                                    Executive Vice       1983
 Executive Vice President and Secretary of the Company          President
 (administrative and financial officer)                       and Secretary
Scott E. Smith--age 44                                       Executive Vice       1989
 Executive Vice President of the Company (portfolio             President
 manager--private placement portfolio)
Julie Heironimus--age 39                                      Treasurer and       1998
 Treasurer and Assistant Secretary of the Company since    Assistant Secretary
 April 1998; prior thereto, senior accountant of the
 Company

--------
(a) Each officer of the Company generally holds office until the first meeting of the Board after the annual meeting of shareholders and until his or her successor is elected and qualified.

                                 COMPENSATION

-------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

  The following table sets forth compensation for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995 received by the Company's Chief Executive Officer, the Company's four other most highly compensated executive officers serving at the end of fiscal year 1997 and Janet Sandona Jones and Todd H. Steele for whom disclosure would have been required but for the fact that each resigned from the Company in 1998.

                               ANNUAL COMPENSATION
   NAME AND PRINCIPAL      -------------------------------------       ALL OTHER
        POSITION           YEAR      SALARY           BONUS           COMPENSATION
   ------------------      ----     --------        ----------        ------------
John A. Levin              1997     $783,912(a)     $1,711,658(b)       $30,000(c)
 Chief Executive Officer   1996      375,177(a)      1,400,000(b)       $30,000(c)
 and President             1995          n/a               n/a              n/a
James P. Gorter            1997          --                --            55,450(d)
 Chairman of the Board     1996          --                --            46,150(d)
                           1995          --                --            46,850(d)
James P. Koeneman          1997      155,000            72,000           36,126(e)
 Executive Vice            1996      149,000            74,450           36,068(e)
 President and Secretary   1995      142,000            42,000           30,348(e)
Scott E. Smith             1997      150,000           125,000           35,168(f)
 Executive Vice            1996      145,400            82,270           35,168(f)
 President                 1995      137,500            55,000           30,132(f)
Janet Sandona Jones        1997       81,000            32,000           31,940(g)
 Former Vice President     1996       77,700            38,885           32,730(g)
 and Treasurer             1995       74,000            22,000           24,112(g)
Todd H. Steele             1997      125,000            75,000           26,051(h)
 Former Vice President     1996       12,500            25,000              148(h)
                           1995          n/a               n/a              n/a

--------
(a) In 1997, Mr. Levin received $50,000 from the Company for serving as an officer of the Company and $733,912 from Levco for serving as an officer and director of that company; in 1996, Mr. Levin received $25,000 from the Company for serving as an officer of the Company and $350,177 from Levco for serving as an officer and director of that company.
(b) Amounts reported as bonuses for Mr. Levin in 1997 and 1996 reflect the bonus Levco paid to Mr. Levin for serving as an officer and director of that company.
(c) Amounts reported in 1997 and 1996 reflect contributions Levco paid to the Levin Management Co., Inc. retirement plan.
(d) The amount reported reflects the compensation Mr. Gorter received from the Company for serving as a director of the Company ($39,450 in 1997, $30,150 in 1996 and $30,850 in 1995) and compensation received for serving as a director of Consolidated-Tomoka Land Co. ($16,000).
(e) The amount reported reflects the sum Mr. Koeneman received from Company contributions to the money purchase pension plan ($30,000), Company contributions to the defined benefit pension plan ($4,478 in 1997, $4,478 in 1996 and $0 in 1995) and Company contributions to the life and disability plans ($1,648 in 1997, $1,590 in 1996 and $348 in 1995).
(f) The amount reported reflects the sum Mr. Smith received from Company contributions to the money purchase pension plan ($30,000), Company contributions to the defined benefit pension plan ($3,664 in 1997, $3,664 in 1996 and $0 in 1995) and Company contributions to the life and disability plans ($1,504 in 1997, $1,504 in 1996 and $132 in 1995).

(g) The amount reported reflects the sum Ms. Jones received from Company contributions to the money purchase pension plan ($28,250 in 1997, $29,146 in 1996, and $24,000 in 1995), Company contributions to the defined benefit pension plan ($2,804 in 1997, $2,804 in 1996 and $0 in 1995) and Company contributions to the life and disability plans ($886 in 1997, $780 in 1996 and $112 in 1995).
(h) The amount reported reflects the sum Mr. Steele received from Company contributions to the money purchase pension plan ($25,000 in 1997 and $0 in 1996) and Company contributions to the life and disability plans ($1,051 in 1997 and $148 in 1996).

Information is indicated as not applicable ("n/a") for periods prior to the named person's employment by the Company.

EMPLOYMENT CONTRACTS

  Mr. Levin has an employment contract with the Company, Mr. Kigner has an employment agreement with Levco, and Ms. Bibliowicz has an agreement with Levco and the Company. Messrs. Levin and Kigner entered into their employment contracts at the time that the Company acquired Levco. Mr. Levin's and Mr. Kigner's contracts began on June 27, 1996 and continue for five years. Ms. Bibliowicz's contract is dated May 30, 1997 and continues until December 31, 2002. Each of the employment contracts contains confidentiality and noncompetition provisions. Each contract also contains provisions that require the Company or Levco to pay the executive officer if the Company or Levco terminates him or her without cause. Ms. Bibliowicz's contract also establishes alternative compensation arrangements if the Company does not implement the Proposed Plan. The Company, Levco and Messrs. Levin and Kigner and Ms. Bibliowicz must seek arbitration for any disputes brought under the contracts.

PENSION PLAN

  The Company's officers and employees participate in the Company's retirement plan, contributions to which are included in the cash compensation table. The Company's retirement plan is a trusteed money purchase pension plan funded by Company contributions equal to 25% of the compensation paid or accrued to participating employees, subject to a $30,000 annual contribution limitation per participant. The benefit received under the retirement plan upon retirement depends on the aggregate contributions to the plan for the participant and the investment performance of those assets.

                                                                  PENSION OR
                                                                  RETIREMENT
                                                               BENEFITS ACCRUED
                                                                AS PART OF THE
NAME OF PERSON                                                COMPANY'S EXPENSES
--------------                                                ------------------
James P. Gorter..............................................      none
John A. Levin................................................      none (a)
James P. Koeneman............................................      $30,000
Scott E. Smith...............................................      $30,000
Janet Sandona Jones..........................................      $28,250
Todd H. Steele...............................................      $25,000

--------
(a) Mr. Levin participates in the Levin Management Co., Inc. retirement plan, a money purchase pension plan funded by employer contributions. The amount of the contribution made for each employee is determined by a formula that takes into account, among other things, the age of the employee for whom the contribution is made. The benefit received under the Levin Management Co., Inc. retirement plan upon retirement depends on the aggregate contributions to the plan for the participant and the investment performance of those assets.

DIRECTORS' COMPENSATION

  Company employees who serve as directors of the Company receive no compensation for such services. Non-employee directors of the Company, including Levco employees or officers, are paid compensation at an annual rate of $20,000 (the Chairman receives $32,000), payable in quarterly installments. Non-employee directors receive $1,500 for each Board meeting and $500 for each meeting of a committee of the Board that they attend in person or by telephone. The Company also reimburses directors for their out-of-pocket expenses incurred in connection with such meetings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board makes decisions on compensation of the Company's executives. Each member of the Compensation Committee is a non-employee director. The Committee establishes the compensation of John A. Levin, Chief Executive Officer, based on its evaluation of Mr. Levin's performance. It establishes the compensation of the other officers of the Company in consultation with Mr. Levin. The full Board reviews all decisions by the Compensation Committee relating to the compensation of all the Company's officers.

  The Company's executive compensation program reflects the philosophy that compensation should reward executives for outstanding individual performance and, at the same time, align the interests of executives closely with those of shareholders. To implement that philosophy, the Company offers each of its executives a combination of base salary and annual cash bonuses. Each executive officer, with the exception of Mr. Levin, also participates in the Company's Money Purchase Pension Plan. Through this compensation structure, the Company aims to reward above-average corporate performance and recognize individual initiative and achievements.

  Base salaries reflect individual positions, responsibilities, experience, and potential contribution to the success of the Company. Actual salaries vary according to the Compensation Committee's subjective assessment of a number of factors in its review of base salaries of Company executives. The Committee conducts annual reviews to ensure that base salaries are competitive, that they reflect the specific responsibilities of individual executives and that they appropriately reward individual executives for their contributions to the Company's performance.

  At the Committee's sole discretion, the Committee may pay each executive officer cash bonuses based on the Compensation Committee's assessment of the executive officer's individual performance and the performance of the Company. In its evaluation of the performance of the officer and the determination of incentive bonuses, the Committee does not assign quantitative relative weights to different factors or follow mathematical formulas. Rather, the Committee makes its determination in each case after considering the factors it deems relevant at the time.

  The executive compensation committee establishes the annual base salary of the Chief Executive Officer. For 1997, the Company paid Mr. Levin $50,000 to serve as the Company's Chief Executive Officer. Unlike the other executive officers, Mr. Levin does not receive a cash bonus based on his individual or the Company's performance.

  For corporate income tax purposes, the Company may not deduct executive compensation in excess of $1 million unless it is performance-based compensation and is paid pursuant to a plan meeting certain requirements of the Code. The Committee currently anticipates that, to the extent practicable and in the Company's best interest, the Company will pay executive compensation in a manner that satisfies the requirements of the Code to permit the Company to deduct the compensation.

                                          Compensation Committee Members
                                          William H. Springer (Chairman)
                                          Frederick S. Addy
                                          David D. Peterson

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

-------------------------------------------------------------------------------

  In 1997, stockholder total return, which is based on the per share market price of the Company, was 25.2%. Stockholder total return is the actual return if all distributions had been reinvested during the year. It is based on market price and calculated on a per share basis. Expenses are deducted in the calculation of stockholder return. The chart below sets forth a comparison of the Company's annual stockholder return with (i) the annual stockholder return of closed-end investment companies ("Closed-End Funds") reported by Lipper Analytical Services, Inc.; and (ii) the annual stockholder return of the S&P 500 Index. The chart is based on an investment of $100 on December 31, 1992, and assumes that all dividends and capital gain distributions were reinvested. The chart is not an indicator of the future performance of the Company. Thus, it should not be used to predict the future performance of the Company's stock.


                COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN


                           12/31/92 12/31/93 12/30/94 12/29/95 12/31/96 12/31/97
                           -------- -------- -------- -------- -------- --------
  Baker, Fentress &
   Company................   $100     $114     $106     $141     $162     $203
--------------------------------------------------------------------------------
  Closed-End Funds........   $100     $109     $102     $133     $161     $214
--------------------------------------------------------------------------------
  S&P 500 Index...........   $100     $110     $112     $153     $189     $252


Total returns assume that dividends and capital gain distributions are reinvested.
Fiscal year ending December 31.

                                 OTHER MATTERS

-------------------------------------------------------------------------------

  The management of the Company does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented to the meeting by others. If any other matter comes before the meeting, however, the persons named in the proxy solicited by the Board will vote thereon in accordance with their judgment.

                    PROXY SOLICITATION; VOTING; ADJOURNMENT

-------------------------------------------------------------------------------

  If you properly sign your proxy and return it on time, your shares will be voted at the special meeting in accordance with the directions you mark on your proxy card. If you properly sign and return your proxy, but don't mark any directions on it, your shares will be voted FOR the Baker, Fentress & Company Incentive Compensation Plan, FOR the amendment to the fundamental investment restriction with respect to making loans and FOR the amendment to the Portfolio Management Agreement between the Company and John A. Levin & Co., Inc.

  You may revoke your proxy at any time before it is voted, either in person at the meeting, by written notice to the Company, or by delivery of a later dated proxy. No appraisal rights exist for any action proposed to be taken at the Special Meeting.

  Shareholders of record at the close of business on November 18, 1998 are entitled to participate in the meeting and to cast one vote for each share held. The Company had 37,450,610 shares of common stock outstanding on the record date. There is no other class of stock outstanding. Proxy material is first being mailed to shareholders on or about [December 1, 1998].

  The following votes are required to approve each of the proposals:

  . approval of the Baker, Fentress & Company Incentive Compensation Plan requires the affirmative vote of a majority of the shares of Company common stock present in person or represented by proxy at the Special Meeting (if a quorum--50% of the outstanding shares--is present); and

  . approval of the amendment to the Company's fundamental investment restriction with respect to making loans and approval of the revised Portfolio Management Agreement require the vote of the lesser of (i) 67% or more of the Company's shares present at the meeting if the holders of more than 50% of the shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

  Proxies will be solicited by mail. Proxies may be solicited by directors, officers, and a small number of regular employees, personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. In addition, the Company may engage Corporate Investor Communications, Inc. to render proxy solicitation services at a cost estimated at $8,000. The Company will inquire of any shareholder of record known to be a broker, dealer, bank, or other nominee as to whether other persons were the beneficial owners of shares held of record by such persons. If so, the Company will supply additional copies of solicitation materials for forwarding to beneficial owners and will make reimbursement for reasonable out-of-pocket costs. The Company will bear all costs of solicitation and related actions.

  Harris Trust and Savings Bank, the Company's transfer agent, tabulates the proxies. Under Delaware law (under which the Company is organized) and the Company's bylaws, a majority of the shares outstanding on the Record Date, excluding shares held in the Company's treasury, must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business. Shares abstaining from voting or present but not voting, including broker non-votes, are counted as "present" for purposes of determining the existence of a quorum. Broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Company, but which are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For Proposals 2 and 3, a broker non-vote would have the effect of a vote against these proposals. For Proposal 1, a broker non-vote would not have any effect on the vote required for approval of the Proposal.

  Any decision to adjourn the meeting would be made by vote of the shares present at the meeting, in person or by proxy. Proxies would be voted in favor of adjournment if there were not enough shares present at the meeting to constitute a quorum. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of an item to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of shareholders, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation.

                             AVAILABLE INFORMATION

-------------------------------------------------------------------------------

  The Company is subject to the informational requirements of the Exchange Act and files reports, proxy statements and other information with the Commission. Those reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: Chicago Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549.

  SHAREHOLDERS OF THE COMPANY MAY OBTAIN, WITHOUT CHARGE, COPIES OF THE COMPANY'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT BY WRITING TO THE COMPANY AT 200 WEST MADISON STREET, SUITE 3510, CHICAGO, IL 60606, OR BY CALLING (800) BKF-1891.

[December 1, 1998]

                                                                      APPENDIX A




                           BAKER, FENTRESS & COMPANY

                        1998 INCENTIVE COMPENSATION PLAN

                           BAKER, FENTRESS & COMPANY

                        1998 INCENTIVE COMPENSATION PLAN

                                                                            PAGE
                                                                            ----
 1.Purpose.................................................................  A-4
 2.Definitions.............................................................  A-4
 3.Administration..........................................................  A-6
  (a)Authority of the Committee............................................  A-6
  (b)Manner of Exercise of Committee Authority.............................  A-6
  (c)Limitation of Liability...............................................  A-6
 4.Stock Subject to Plan...................................................  A-6
  (a)Overall Number of Shares of BKF Stock Available for Delivery..........  A-6
  (b)Overall Number of Shares of Levco Stock Available for Delivery........  A-7
  (c)Application of Limitation to Grants of Awards.........................  A-7
  (d)Availability of Shares Not Delivered under Awards.....................  A-7
 5.Eligibility; Per-Person Award Limitations...............................  A-7
 6.Specific Terms of Awards................................................  A-7
  (a)General...............................................................  A-7
  (b)Options...............................................................  A-8
  (c)Stock Appreciation Rights.............................................  A-8
  (d)Restricted Stock......................................................  A-8
  (e)Deferred Stock........................................................  A-9
  (f)Bonus Stock and Awards in Lieu of Obligations.........................  A-9
  (g)Dividend Equivalents..................................................  A-9
  (h)Annual Incentive and Performance Awards............................... A-10
 7.Certain Provisions Applicable to Awards................................. A-10
  (a)Stand-Alone, Additional, Tandem, and Substitute Awards................ A-10
  (b)Term of Awards........................................................ A-10
  (c)Form and Timing of Payment under Awards; Deferrals.................... A-10
  (d)Exemptions from Section 16(b) Liability............................... A-10
  (e)Right of First Refusal................................................ A-10
  (f)Puts and Calls........................................................ A-11
  (g)Loan Provisions....................................................... A-12
  (h)General Terms Relating to Awards...................................... A-12
 8.Performance and Annual Incentive Awards................................. A-12
  (a)Performance Conditions................................................ A-12
  (b)Performance Awards Granted to Designated Covered Employees............ A-12
  (c)Annual Incentive Awards Granted to Designated Covered Employees....... A-13
  (d)Written Determinations................................................ A-14
  (e)Status of Section 8(b) and 8(c) Awards under Code Section 162(m)...... A-14
 9.Options Granted Automatically to Non-Employee Directors................. A-15
  (a)Initial Option Grants................................................. A-15
  (b)Annual Option Grants.................................................. A-15
  (c)Number of Shares Subject to Automatic Option Grants................... A-15
  (d)Other Non-Interested Director Initial and Annual Option Terms......... A-15
  (e)Method of Exercise.................................................... A-15
  (f)Availability of Shares................................................ A-15

                                                                            PAGE
                                                                            ----
10.General Provisions...................................................... A-15
  (a)Compliance with Legal and Other Requirements.......................... A-15
  (b)Limits on Transferability; Beneficiaries.............................. A-16
  (c)Adjustments........................................................... A-16
  (d)Taxes................................................................. A-16
  (e)Changes to the Plan and Awards........................................ A-16
  (f)Limitation on Rights Conferred under Plan............................. A-17
  (g)Unfunded Status of Awards; Creation of Trusts......................... A-17
  (h)Nonexclusivity of the Plan............................................ A-17
  (i)Payments in the Event of Forfeitures; Fractional Shares............... A-17
  (j)Governing Law......................................................... A-17
  (k)Plan Effective Date and Shareholder Approval.......................... A-17

  1. PURPOSE. The purpose of this 1998 Incentive Compensation Plan (the "Plan") is to assist Baker, Fentress & Company ("BKF") and its subsidiaries in attracting, retaining, motivating, and rewarding high-quality executives, employees, and other persons who provide services to BKF and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in BKF and/or its subsidiaries in order to strengthen the mutuality of interests between such persons and shareholders of BKF and/or its subsidiaries, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of BKF. Adoption of the Plan and the grant of Awards in accordance with the terms of the Plan has been determined by the Board of Directors of BKF to be in the best interests of BKF and its shareholders.

  2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

    (a) "Annual Incentive Award" means an Award granted to a Participant which is conditioned upon satisfaction, during a period not in excess of one year, of performance criteria established by the Committee.

    (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

    (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
  Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's estate.

    (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

    (e) "BKF Stock" means BKF's Common Stock, and such other securities as may be substituted (or resubstituted) for BKF Stock pursuant to Section 11(c) hereof.

    (f) "Board" means BKF's Board of Directors.

    (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

    (h) "Committee" means a committee of two or more Non-Interested Directors designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of two or more directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" as defined under Code Section 162(m), unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Code Section 162(m).

    (i) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

    (j) "Deferred Stock" means a right, granted to a Participant under
  Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

    (k) "Dividend Equivalent" means a right, granted to a Participant under
  Section 6(g), to receive cash, Stock, or other Awards equal in value to dividends and capital gain distributions paid with respect to a specified number of shares of Stock, or other periodic payments.

    (l) "Effective Date" means the date on which BKF shareholders approve the adoption of the Plan.

    (m) "Eligible Person" means each Executive Officer or director of BKF and other officers and employees of BKF or Levco or of any of their subsidiaries; provided, however, that a director of BKF who is not an officer or employee of BKF, Levco or any of their subsidiaries shall be treated as an Eligible

  Person only for purposes of Awards made pursuant to Section 9 hereof. An employee on leave of absence may be considered as still in the employ of BKF, Levco or a subsidiary for purposes of eligibility for participation in the Plan. In addition, a person who has been offered employment by BKF, Levco or any of their subsidiaries or agreed to become a director of BKF is eligible to be granted an Award under the Plan; provided, however, that such Award shall be canceled if such person fails to commence such employment or service as a director, and no payment of value may be made in connection with such Award until such person has commenced such employment or service. Notwithstanding the foregoing, persons who are employees of Consolidated-Tomoka Land Co. or any of its subsidiaries, and who are not otherwise eligible to participate in the Plan, shall not be considered Eligible Persons.

    (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

    (o) "Executive Officer" means an executive officer of BKF as defined under the Exchange Act.

    (p) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of BKF Stock shall be equal to the closing price per share reported on a consolidated basis on the principal stock exchange upon which BKF Stock is traded on the date on which the value is to be determined (or the last immediately preceding date on which BKF Stock was traded), and the Fair Market Value of Levco Stock shall be the value at which BKF carries Levco Stock on BKF's books for purposes of calculating BKF's net asset value, divided by the number of shares of Levco Stock then owned by BKF, unless Levco itself is publicly traded, in which event the Fair Market Value of Levco Stock shall be determined in the same manner as BKF Stock.

    (q) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

    (r) "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, including rules thereunder and successor provisions and rules thereto, and including orders of the Securities and Exchange Commission exempting BKF, Levco, any subsidiary, or any Participant or Participants from any provision or provisions of the Investment Company Act.

    (s) "Levco" means Levin Management Co., Inc.

    (t) "Levco Stock" means Levco's Common Stock, and such other securities as may be substituted (or resubstituted) for Levco Stock pursuant to
  Section 10(c) hereof.

    (u) "Non-Interested Director" means a director of BKF who is not, at the time an Option is to be granted under Section 9(a) or (b), or during the time he or she is a member of the Committee, an "interested person" of BKF within the meaning of the Investment Company Act.

    (v) "Non-Interested Director Initial Option" or "Annual Option" means an Option to purchase the number of shares of BKF Stock specified in or under
  Section 9(a) or (b), subject to adjustment as provided in Section 10(c), granted to a Non-Interested Director.

    (w) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

    (x) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

    (y) "Performance Award" means an Award granted to a Participant which is conditioned upon satisfaction, during a period in excess of one year but in no event more than ten years, of performance criteria established by the Committee.

    (z) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

    (aa) "Restricted Stock" means Stock granted to a Participant under
  Section 6(d) hereof that is subject to certain restrictions and to a risk of forfeiture.

    (bb) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

    (cc) "Stock" means either BKF Stock or Levco Stock.

    (dd) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

  3. ADMINISTRATION.

    (a) Authority of the Committee. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of interpreting or otherwise administering automatic grants to Non-Interested Directors pursuant to Section 9.

    (b) Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all persons, including BKF, its subsidiaries, Participants, Beneficiaries, transferees under
  Section 11(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of BKF or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of BKF and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. Notwithstanding the foregoing, the Committee may not delegate its authority (i) to make an Award to any person who is an officer or director of Levco or to any employee of BKF or Levco who has an annual base salary equal to or in excess of $400,000, or (ii) with respect to an Award of either BKF Stock or Levco Stock. The Committee may appoint agents to assist it in administering the Plan.

    (c) Limitation of Liability. The Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of BKF or a subsidiary, BKF's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of BKF or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by BKF with respect to any such action or determination; provided that nothing herein shall be construed to protect any such person from any liability to BKF or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

  4. STOCK SUBJECT TO PLAN.

    (a) Overall Number of Shares of BKF Stock Available for Delivery. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of BKF Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 10% of the outstanding BKF Stock as of the Effective Date, plus (ii) 10% of the number of shares of BKF Stock issued or delivered by BKF during the term of the Plan (excluding any issuance or delivery in connection with Awards, or any other compensation or benefit plan of BKF); provided, however, that the total number of shares of BKF Stock with respect to which ISOs may be granted shall not exceed three million. Any shares of BKF Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

    (b) Overall Number of Shares of Levco Stock Available for Delivery. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Levco Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 2,498, plus (ii) 19.99% of the number of shares of Levco Stock issued or delivered by Levco during the term of the Plan (excluding any issuance or delivery in connection with Awards, or any other compensation or benefit plan of Levco); provided, however, that the total number of shares of Levco Stock with respect to which ISOs may be granted shall not exceed 2,000. Any shares of Levco Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

    (c) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. The provisions of this Section 4(c) shall be applied separately with respect to BKF Stock and Levco Stock.

    (d) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and
  (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation. The provisions of this Section 4(d) shall be applied separately with respect to BKF Stock and Levco Stock.

  5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than one million shares of BKF Stock and 1,000 shares of Levco Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) and 6(h). For purposes of applying the foregoing limitation to Sections 6(b) and 6(c), any Option or SAR that is canceled shall be treated as remaining outstanding, and any amendment to an Option or SAR that reduces the exercise or grant price (other than customary anti-dilution adjustments) shall be treated as the cancellation of the original Option or SAR and the issuance of a new Option or SAR. In addition, the maximum cash Award that may be earned under the Plan pursuant to Section 6(h) in respect of any fiscal year shall be $20 million, determined on an annualized basis in the case of a Performance Award. No Eligible Person may be granted Awards relating, in the aggregate, to more than 35% of the shares of BKF Stock available for delivery in connection with Awards, or more than 35% of the shares of Levco Stock available for delivery in connection with Awards.

  6. SPECIFIC TERMS OF AWARDS.

    (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

    (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

      (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

      (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

      (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification.

    (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

      (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of
    (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

      (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

    (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

      (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

      (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the issuing company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

      (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the issuing company retain physical possession of the certificates, and that the Participant deliver a stock power to the issuing company, endorsed in blank, relating to the Restricted Stock.

      (iv) Dividends, Capital Gain Distributions and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends or capital gain distributions paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split, Stock dividend or capital gain distribution, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

    (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

      (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

      (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

      (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

    (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

    (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, or other Awards equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

    (h) Annual Incentive and Performance Awards. The Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, Stock, or other Awards, on terms and conditions established by the Committee, subject to Section 8 in the event of Annual Incentive Awards or Performance Awards intended to qualify as "performance-based compensation" for purposes of Code Section 162(m).

  7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

    (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of BKF, any subsidiary, or any business entity to be acquired by BKF or any subsidiary, or any other right of a Participant to receive payment from BKF or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of BKF or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

    (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

    (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by BKF or any subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, or other Awards, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events. Installment or deferred payments may be required by the Committee to the extent necessary to qualify payments for deductibility under Code Section 162(m), or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any payments mandatorily deferred by the Committee to qualify such payments for deductibility under Code Section 162(m) shall include a reasonable rate of interest.

    (d) Exemptions from Section 16(b) Liability. It is the intent of BKF and its subsidiaries that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

    (e) Right of First Refusal. Holders of Levco Stock shall be subject to the following right of first refusal:

      (i) If at any time any holder of Levco Stock has, and continues to have, the bona fide intent in good faith to sell, assign, transfer or otherwise dispose of any shares of Levco Stock to a third party (other than Levco, BKF or a member of the Participant's immediate family who agrees to be bound by the provisions of this Section 7(e)) at a time when Levco Stock is not separately traded on a national securities exchange or in the over-the-counter market, such holder shall first submit a written notice of disposition (the "Notice of Disposition") to Levco and BKF. The Notice of Disposition shall disclose the identity and address of the proposed purchaser or transferee (the "Transferee"), the number of shares proposed to be sold or otherwise disposed of, the terms of the disposition, the amount and form of any consideration to be paid by the Transferee with respect to such shares and all other material facts relating to the proposed disposition. Levco and BKF shall have the right to purchase or otherwise acquire all or any portion (solely at their option) of the shares covered by the Notice of Disposition on such terms and conditions, including price and form of consideration (or if the proposed transfer is without consideration, for cash per share equal to the per share Fair Market Value of Levco Stock), not less favorable to the holder than those indicated in the Notice, by notifying the holder as soon as practicable after receipt of the Notice, and in any event within 30 calendar days, that either Levco or BKF wishes to purchase such shares as are identified by either Levco or BKF. In such case, the notice given by either Levco or BKF shall be deemed to constitute a valid, legally binding and enforceable agreement for the purchase or acquisition of the shares covered thereby.

      (ii) In the event that neither Levco nor BKF purchases or otherwise acquires all of the shares covered by the Notice of Disposition, the shares not so purchased or acquired may be disposed of by the holder, subject to compliance with the terms and conditions of this Section 7(e), at any time within 30 calendar days after the expiration of the 30 calendar-day period described in Section 7(e)(i) above. Any such disposition shall be to the Transferee identified in the Notice of Disposition on the terms and conditions, including price and form of consideration, specified in the Notice of Disposition. Any shares not disposed within such 30 calendar-day period shall continue to be subject to all of the terms and conditions of this Section 7(e). In the event that shares are purchased or otherwise acquired pursuant to this
    Section 7(e) by any Transferee, as a condition of such purchase or acquisition such Transferee shall become subject to all of the restrictions imposed by this Section 7(e).

    (f) Puts and Calls. If at the time a Levco Option is exercised, Restricted Stock relating to Levco Stock vests, or any other Award is settled in Levco Stock, the Levco Stock is not separately traded on a national securities exchange or in the over-the-counter market ("publicly traded"), then the Participant shall have the right, by written notice to BKF and/or Levco delivered during a period of 90 days following the date of exercise, vesting or settlement, as the case may be, to require BKF and/or Levco to repurchase the stock at its then Fair Market Value. By written notice delivered during a period of 120 days following the later of (i) termination of a Participant's employment with BKF and its subsidiaries for any reason or (ii) the date on which the Participant exercises Levco Options, becomes vested in Restricted Stock relating to Levco Stock, or receives settlement of any other Award relating to Levco Stock, as the case may be, if the Levco Stock is not then publicly traded, the Participant shall have the right to require BKF and/or Levco to repurchase, and BKF and/or Levco shall have the right to require the Participant or any transferee of the Participant to sell to BKF and/or Levco, all shares of Levco Stock then owned by the Participant or any transferee of the Participant at its then Fair Market Value. All shares of Levco Stock issued on exercise of Levco Options, as Restricted Stock relating to Levco Stock or in settlement of other Awards relating to Levco Stock shall be subject to the rights and restrictions described in this Section 7(f) and shall bear a legend to that effect, if the Committee so provides. BKF and/or Levco shall repurchase such stock as soon as practical after the notice is given. The purchase price for such stock shall be paid, at the Committee's election, in the form of BKF Stock having an equivalent Fair Market Value on the date of delivery or in cash, except that if the Committee elects to pay the purchase price in cash and the amount of the purchase price otherwise payable in cash in any year would exceed $2,000,000 for any one Participant or $3,000,000 in the aggregate (or such higher amounts as the Committee determines in its sole discretion are prudent under the circumstances), cash payments in such year shall be prorated among Participants entitled to payments and be limited to such amounts, and the balance owed to any Participant shall be paid in the next succeeding year (subject to the same limitations as the Committee may determine in its sole discretion), and shall bear interest until paid at the Prime Rate set by the Federal Reserve Bank of New York, adjusted annually. Notwithstanding the foregoing sentence, if the immediate payment of any portion of the purchase price in cash would violate any law or regulation or violate any credit facility agreement to which BKF or Levco is a party, the portion of such payment so affected shall be paid, commencing as soon as practicable after payment may legally be made, and shall bear interest until paid at the Prime Rate set by the Federal Reserve Bank of New York, adjusted annually.

    (g) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to BKF and/or any subsidiary, BKF and/or any subsidiary may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option, purchase of BKF Stock and/or Levco Stock or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven; provided, however, that each such loan shall be with recourse against the borrower and shall be secured by the BKF Stock and/or Levco Stock to be acquired with the loan proceeds or other collateral acceptable to the Committee, and provided further that in no event shall any such loan have a maximum maturity in excess of five years or bear interest at a rate less than the "applicable federal rate" as defined in Code Section 1274(d).

    (h) General Terms Relating to Awards. Unless the Committee provides otherwise at the time of grant or by amendment, an Option, SAR, grant of Restricted Stock or Deferred Stock will become exercisable or settleable, as the case may be, in three equal installments after each of the first, second and third anniversaries of the date of grant based on the Participant's continued employment with BKF, Levco or any of their subsidiaries. Unless the Committee provides otherwise at the time of grant or by amendment, an Option or SAR will have a maximum term of ten years after the date of grant and will expire immediately upon the Participant's termination of employment with BKF, Levco and their subsidiaries, except if such termination occurs by reason of the Participant's death, retirement or disability, in which case the Option or SAR will be immediately exercisable and may be exercised by the Participant or his or her Beneficiary within one year following such termination (but in no event later than the maximum term of the Option or SAR).

  8. PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

    (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions; provided, however, that all Performance Awards and Annual Incentive Awards shall comply with the requirements of Sections 8(b) and 8(c) hereof unless the Committee specifically determines at the time of grant that such Award is not intended to qualify as "performance-based compensation" under Code
  Section 162(m).

    (b) Performance Awards Granted to Designated Covered Employees. Unless the Committee determines that a Performance Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

      (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

      (ii) Business Criteria. One or more of the following business criteria for BKF, on a consolidated basis, and/or for specified subsidiaries or business units of BKF or any of its subsidiaries (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share;
    (2) revenues; increase in revenues; the excess of all or a portion of revenues over operating expenses (excluding expenses determined by the Committee at the time performance goals are established); (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation, amortization and/or incentive compensation; pretax operating earnings; operating earnings; (9) total shareholder return; (10) performance of managed funds; (11) increase in market share or assets under management; (12) reduction in costs; (13) increase in the Fair Market Value of BKF Stock or Levco Stock; and (14) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparator companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

      (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
    Section 162(m).

      (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of BKF, any subsidiary and/or any business unit of BKF and/or any of its subsidiaries in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria, provided that the amount of the Performance Award pool can be determined by an independent third party in possession of all the relevant facts.

      (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock or other Awards, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

    (c) Annual Incentive Awards Granted to Designated Covered Employees. Unless the Committee determines that an Annual Incentive Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

      (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of BKF, any subsidiary and/or any business unit of BKF and/or any of its subsidiaries in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii)
    hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria, provided that the amount of the Annual Incentive Award pool can be determined by an independent third party in possession of all the relevant facts.

      (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee.

      (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award. Settlement of Annual Incentive Awards shall be in cash, Stock or other Awards, in the discretion of the Committee.

    (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). No Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m) shall be paid until the Committee has certified in writing that the applicable performance goals have been achieved. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

    (e) Status of Section 8(b) and Section 8(c) Awards under Code Section 162(m). It is the intent of BKF and its subsidiaries that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean any Eligible Person who receives a Performance Award or an Annual Incentive Award unless the Committee determines, at the time of grant, that such Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m). If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

  9. OPTIONS GRANTED AUTOMATICALLY TO NON-INTERESTED DIRECTORS.

    (a) Initial Option Grants. A Non-Interested Director Initial Option will be automatically granted (i) upon approval of the Plan by BKF's shareholders to each Non-Interested Director at that date and (ii), after approval of the Plan by BKF's shareholders, at the effective date of any other director's initial election to the Board if he or she qualifies as a Non-Interested Director at that date.

    (b) Annual Option Grants. A Non-Interested Director Annual Option will be automatically granted, at the close of business on the date of final adjournment of each annual meeting of BKF's shareholders, to each member of the Board who then qualifies as a Non-Interested Director. The foregoing notwithstanding, any person who has been automatically granted a Non-Interested Director Initial Option under Section 9(a) shall not be automatically granted a Non-Interested Director Annual Option at the first annual meeting of shareholders following such grant of the Initial Option if such annual meeting takes place within three months after the effective date of such grant of the Initial Option.

    (c) Number of Shares Subject to Automatic Option Grants. The number of shares of BKF Stock to be subject to each Initial Option shall be 1,000, and the number of shares of BKF Stock to be subject to each Annual Option shall be 250, in each case subject to adjustment as provided in Section 10(c).

    (d) Other Non-Interested Director Initial and Annual Option Terms. Other terms of Initial and Annual Options shall be as follows:

      (i) The exercise price per share of BKF Stock purchasable upon exercise of a Non-Interested Director Initial or Annual Option will be equal to 100% of the Fair Market Value of a share of BKF Stock on the date of grant of the Option.

      (ii) A Non-Interested Director Initial or Annual Option will expire at the earlier of (A) 10 years after the date of grant or (B) three months after the date the Participant ceases to serve as a director of BKF for any reason.

      (iii) Each Non-Interested Director Initial or Annual Option will become exercisable in three equal installments after each of the first, second and third anniversaries of the date of grant.

    (e) Method of Exercise. A Participant may exercise a Non-Interested Director Initial or Annual Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of BKF, specifying the Option to be exercised and the number of shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of shares of BKF Stock already owned by the Participant (except for shares acquired from BKF by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and shares.

    (f) Availability of Shares. If an automatic grant of Options authorized under Section 9(a) or (b) cannot be made in full due to the limitation set forth in Section 4(a), such grant shall be made (together with other automatic grants to occur at the same time) to the greatest extent then permitted under Section 4(a).

  10. GENERAL PROVISIONS.

    (a) Compliance with Legal and Other Requirements. BKF and/or Levco may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of BKF and/or Levco are listed or quoted, or compliance with any other obligation of BKF and/or Levco, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

    (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than BKF or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant to facilitate estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

    (c) Adjustments. In the event that any dividend, capital gain distribution or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting BKF, any subsidiary or any business unit, or the financial statements of BKF or any subsidiary or business unit, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of BKF, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

    (d) Taxes. BKF and/or any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable BKF and/or any subsidiary and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

    (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of BKF's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

    (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of BKF or a subsidiary, (ii) interfering in any way with the right of BKF or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of BKF or Levco unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

    (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of BKF and/or Levco; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet BKF's and/or Levco's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

    (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of BKF for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

    (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

    (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

    (k) Plan Effective Date and Shareholder Approval. The Plan has been adopted by the Board, including a majority of the Non-Interested Directors, and the Board of Directors of Levco, subject to approval by the shareholders of BKF and receipt from the Securities and Exchange Commission of an order exempting BKF, Levco and the Participants, as applicable, from
  Section 17(d) of the Investment Company Act and Rule 17d-1 thereunder, and such other provisions of and rules under the 1940 Act as may be necessary, to permit BKF and Levco to grant, and Participants to receive, the Awards described herein ("Required Exemptive Relief"). The Plan shall be reviewed by the Board no less frequently than annually. The Plan shall remain in effect for the year in which it is approved by BKF shareholders and each of the next four succeeding years unless sooner terminated by the Board in accordance with Section 10(e). For the fifth succeeding year, the Plan shall remain in effect in accordance with its terms unless amended or terminated by the Board, provided that BKF, Levco and the Participants have received Required Exemptive Relief to permit continued operation of the Plan prior to the end of the fourth succeeding year. If the Plan remains in effect pursuant to the preceding sentence during the fifth succeeding year, the Committee may continue to grant Awards under the Plan, but the Plan shall be submitted for re-approval by BKF shareholders at the first meeting of shareholders held during such fifth succeeding year, and all Awards made during such fifth succeeding year shall be contingent upon such approval. If the Plan is so approved, it shall continue in effect for such year and the next four succeeding years, at which time it will again be subject to re-approval by BKF shareholders. The Plan shall continue in effect in the same manner for successive cycles of five years, subject to re-approval by BKF shareholders every five years in accordance with Regulation 1.162-27, until amended or terminated by the Board.

                                                                     APPENDIX B

                        PORTFOLIO MANAGEMENT AGREEMENT

  As of            , 1998, Baker, Fentress & Company, a Delaware corporation
registered under the Investment Company Act of 1940, as amended ("1940 Act") as a closed-end non-diversified management investment company ("BKF"), hereby appoints John A. Levin & Co., Inc., a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") as an investment adviser, of New York, New York, and an indirect wholly-owned subsidiary of BKF ("Manager"), as a discretionary portfolio manager on the terms and conditions set forth herein of the portion of assets of BKF currently invested, and intended to be invested in publicly-traded equity securities (other than the portion of BKF assets represented by shares of common stock, $1.00 par value, of Consolidated-Tomoka Land Co.) (the assets to be managed by Manager hereinafter referred to as the "Account").

  1. Management. Manager shall manage the investment and reinvestment of the Account and advise with respect thereto for the period and on the terms set forth in this Agreement, subject to the overall control of the Board of Directors of BKF. Manager shall give due consideration to the investment policies and restrictions and the other statements concerning BKF in BKF's certificate of incorporation, as amended, by-laws, registration statement under the 1940 Act, registration statement under the Securities Act of 1933 ("1933 Act"), if any, to the provisions of the 1933 Act and the 1940 Act and rules and regulations thereunder, to BKF's overall investment programs and strategies, to the provisions of the Internal Revenue Code of 1986, as amended, applicable to BKF as a regulated investment company and to other applicable laws ("Investment Policies and Restrictions"). Manager shall not, without the prior approval of the Board of Directors of BKF, effect any transactions which would cause BKF to be out of compliance with any of such Investment Policies and Restrictions. Manager shall for all purposes be deemed to be an independent contractor and not an agent of BKF and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent BKF in any way.

  2. Portfolio Transactions. Manager shall have authority and sole discretion to select brokers and dealers to execute portfolio transactions initiated by Manager and to select the markets on or in which transactions will be executed; provided, however, such selection shall be subject to obtaining the best combination of net price and execution and in accordance with the portfolio transaction policies of BKF as set forth from time to time in BKF's registration statement on Form N-2 under the 1940 Act. Manager shall not execute any portfolio transactions for the Account with a broker or dealer that is an "affiliated person" (as defined in the 1940 Act) of BKF or Manager, without the prior written approval of BKF and provided that BKF is promptly notified in writing of such transactions (and in no case shall such notification be later than the end of the quarter in which such transaction occurred).

  3. Expenses Borne by BKF. BKF shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by Manager pursuant to paragraphs 4 and 6, including, without limitation: all charges of depositories, custodians, sub-custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property, and of its transfer, shareholder recordkeeping, dividend disbursing, and redemption agents, if any; all charges for equipment or services used for obtaining price quotations or for communication between BKF, Manager and the custodian, transfer agent or any other agent selected by BKF; all charges for accounting services provided to BKF by the custodian, BKF, or any other provider of accounting services; all expenses of portfolio pricing, net asset value computation and reporting of portfolio information to BKF or Manager; all charges for services to BKF by independent auditors; all charges for services to BKF by legal counsel; all expenses of printing and distributing notices, proxy solicitation material and reports to shareholders of BKF; all expenses related to preparing and transmitting certificates representing BKF shares, if any; all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Directors of BKF; all brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities; all taxes and corporate fees payable to Federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of registering and maintaining the registration of BKF under the 1940 Act, all expenses of registering its shares under the 1933 Act, of qualifying and maintaining qualification of BKF and of BKF shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of BKF under all other laws applicable to BKF or its business activities; and all fees, dues and other expenses incurred by BKF in connection with membership of BKF in any trade association or other investment company organization.

  4. Expenses Borne by Manager. Manager, at its own expense, shall furnish all executive and other personnel, office space, and office facilities to the extent necessary in connection with the performance of its duties and obligations under this Agreement. Manager shall not be required to pay or provide any credit for services provided by BKF's custodian, transfer agent, or other agents.

  5. Portfolio Management Fee. For the services to provided to the Account by the Manager, BKF will pay Manager a monthly fee at the annual fee of .30 of 1% of the average net assets of the Account, calculated and paid on the last business day of each month. The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month. In addition, from time to time, the officers, directors and employees of the Manager may receive awards of performance-based cash compensation and compensation based on the common stock of BKF or common stock of Levin Management Co., Inc., the parent company of the Manager, or both, pursuant to the Baker, Fentress & Company 1998 Incentive Compensation Plan.

  6. Non-Exclusivity; Service to other Clients. The services of Manager to BKF hereunder are not to be deemed exclusive and Manager shall be free to render the same or similar services to others. It is acknowledged by BKF that Manager and its directors, officers, employees and affiliates perform investment advisory services for various clients, including other clients' discretionary accounts and investment partnerships for which a wholly-owned subsidiary of the Manager serves as general partners. It is understood that Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Account any security which Manager (or any affiliated person of Manager) may purchase or sell for its or their own account or for the account of any other client.

  7. Standard of Care. Neither Manager, nor any of its directors, officers, agents or employees shall be liable or responsible to BKF or its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Manager or, acting on its behalf, by any of its directors, officers, agents or employees, of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

  8. Amendment. This Agreement may not be amended without the affirmative votes (a) of a majority of the Board of Directors of BKF, including a majority of those directors who are not "interested persons" of BKF, or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of BKF. For purposes of this Agreement, the terms "interested person" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in Sections 2(a)(19) and 2(a)(42) of the 1940 Act and, with respect to the first term, as modified by the order issued by the Securities and Exchange Commission in SEC Proceeding No. 812-9528 (the "SEC Order"), and with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

  9. Termination. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of BKF, or by a vote of a majority of the outstanding shares of BKF, upon at least thirty (30) days' written notice to Manager. This Agreement may be terminated by BKF at any time upon at least thirty (30) days' written notice to Manager. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect until December 30, 2000 and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those directors who are not interested persons (as defined in Section 8 above) of BKF or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Directors of BKF or by a vote of a majority of the outstanding shares (as defined in Section 8 above) of BKF.

  10. Confidentiality. Subject to the duty of Manager and BKF to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, Manager and BKF shall treat as confidential all information pertaining to the Account and the actions of Manager and BKF in respect thereof.

  11. Administration of Account. In furtherance of administration of BKF, Manager agrees to the following:

    a. It will maintain in good form its registration as an investment adviser under the Advisers Act and promptly provide, upon request, to BKF copies of its registration statement in connection therewith and any amendments thereto.

    b. It will maintain, keep current, and preserve on behalf of BKF, in the manner required or permitted by the 1940 Act and the rules thereunder, records relating to the portfolio management of the Account identified by BKF as provided for under Section 31 of the 1940 Act, from time to time. Manager agrees that such records are the property of BKF and will be surrendered to BKF promptly upon request.

    c. It will maintain a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide BKF with a copy of the code of ethics, including any amendments thereto, and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, an officer of Manager shall certify to BKF that Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of BKF, Manager shall permit BKF to examine the reports required to be made by Manager under Rule 17j-1(c)(1).

    d. Upon request, Manager will promptly supply BKF with any information concerning Manager and its employees and affiliates which BKF may reasonably require in connection with the preparation of its registration statements, proxy material, reports and other documents required to be filed under the 1940 Act, the 1933 Act, and other applicable securities laws.

    e. Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time.

  12. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

  13. References and Headings. In this Agreement and in any amendment to it, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement or this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Illinois.

Dated:

ATTEST:                                   BAKER, FENTRESS & COMPANY

-------------------------------------     By: _________________________________

 , Secretary

ATTEST:                                   JOHN A. LEVIN & CO., INC.

-------------------------------------     By: _________________________________

 , Secretary

PROXY                      BAKER, FENTRESS & COMPANY                       PROXY

                   Proxy Solicited By The Board Of Directors
         For the Special Meeting of Shareholders -- December 30, 1998

Frederick S. Addy, David D. Grumhaus and Jeffrey A. Kigner, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of BAKER, FENTRESS & COMPANY to be held at the offices of Baker, Fentress & Company, 200 West Madison Street, Chicago, IL 60606, on Wednesday, December 30, 1998, at 11:00a.m., local time, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.


                             ___  Check here if you plan to attend the meeting.

                             ___  Check here for address change.

                                  New Address:_________________________________

                                  _____________________________________________

                                  _____________________________________________
                                  (Continued and to be signed on reverse side.)


All capitalized terms used in this
proxy shall have the same meanings
assigned to them in the Proxy
Statement.


-------------------------------------------------------------------------------




                            YOUR VOTE IS IMPORTANT.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.







4330--Baker, Fentress & Company

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors recommends that you vote FOR the proposals below.

1. To approve the Baker, Fentress &            FOR    AGAINST    ABSTAIN
   Company 1998 Incentive Compensation Plan.
                                               ---    -------    -------

2. To amend the fundamental investment         FOR    AGAINST    ABSTAIN
   restriction with respect to making loans.
                                               ---    -------    -------

3. To approve a revised Portfolio              FOR    AGAINST    ABSTAIN
   Management Agreement between Baker,
   Fentress & Company and John A. Levin &      ---    -------    -------
   Co., Inc.


                               This proxy will be voted as specified or, if no choice is specified, will be voted FOR the proposals specified herein.

                               Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

                                                   Dated:              , 1998
                                                         --------------

             Signature(s)_____________________________________________________

             _________________________________________________________________
             Please vote, sign, date and return this proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                             FOLD AND DETACH HERE

                    Special Shareholders' Meeting Location

                         [MAP OF LOCATION OF MEETING]


4330--Baker, Fentress & Company